UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2006

	Exact name of registrant as specified in its charter		I.R.S.
Commission	and principal office address and telephone	State of	Employer
File Number	number	Incorporation	I.D. Number

0-49807	Washington Gas Light Company	District of	53-0162882
	101 Constitution Ave., N.W.	Columbia
	Washington, D.C. 20080	and Virginia
(703) 750-4440

Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On February 6, 2006, the Board of Directors of Washington Gas Light Company (the Company), a wholly owned subsidiary of WGL Holdings, Inc., adopted amendments to the Company’s Bylaws. The amendments to the Bylaws became effective on February 6, 2006.
The amendments to the Company’s Bylaws are: (i) to Article II, Sections 1 and 4, reflecting the designation of a Presiding Director and the power of the Presiding Director to call special meetings of the Board of Directors and meetings of the independent directors; and (ii) to Article II, Section 5 of the Bylaws to provide that the Executive Committee shall have not fewer than three alternate members.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
     3(ii) Text of amendment to Bylaws of Washington Gas Light Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Washington Gas Light Company (Registrant)
Date: February 6, 2006	/s/ Mark P. O’ Flynn
Mark P. O’Flynn
Controller (Principal Accounting Officer)